UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

_____________________________________________________________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
November 13, 2007

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COVENANT TRANSPORTATION GROUP, INC.
(Exact name of registrant as specified in its charter)

Nevada	000-24960	88-0320154
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

400 Birmingham Hwy., Chattanooga, TN	37419
(Address of principal executive offices)	(Zip Code)

(423) 821-1212
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On Tuesday, November 13, 2007, Mark Scudder stepped down as a member of the Board of Directors (the "Board") of Covenant Transportation Group, Inc., a Nevada corporation (the "Company").   Mr. Scudder will remain outside corporate counsel to the Company and will serve as a strategic advisor to the Board.  In announcing the resignation, Chairman and Chief Executive Officer David Parker stated:  "We have greatly appreciated Mark’s service to the Board, which began contemporaneously with the Company's initial public offering in 1994.  As a result of serving in a variety of strategic, legal, and financial capacities, the extent of Mark's relationship has grown to the point that we mutually decided his resignation as a director would better allow him to serve the Company in multiple capacities.  We look forward to a close and continuing relationship with Mark."

Mr. Scudder added: "I am honored to have served on the Board of Directors for the past 13 years.  Covenant has an exceptional team of great integrity, and I could not have asked for a better relationship.  I look forward to continuing to serve the Company to the best of my ability for many years to come."

After giving effect to Mr. Scudder's resignation, the majority of the members of the Company's Board of Directors will continue to be independent.

The information contained in this report (including Item 5.02) shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or incorporated by reference in any filing under the Securities Act of 1933, as amended (the "Securities Act"), or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

The information in this report contains "forward-looking statements" within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act.  Such statements are made based on the current beliefs and expectations of the Company's management and are subject to significant risks and uncertainties. Actual results or events may differ from those anticipated by forward-looking statements. Please refer to the various disclosures by the Company in its press releases, stockholder reports, and filings with the Securities and Exchange Commission for information concerning risks, uncertainties, and other factors that may affect future results.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COVENANT TRANSPORTATION GROUP, INC.

Date: November 19, 2007	By:	/s/ David R. Parker
David R. Parker
Chief Executive Officer